                                                                      EXHIBIT 24

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ VICTOR E. GRIJALVA
                                            ---------------------------------
                                         Name:   Victor E. Grijalva
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");


          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ J.MICHAEL TALBERT
                                            ---------------------------------
                                         Name:   J. Michael Talbert
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");


          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ CHARLES A. DONABEDIAN
                                            ---------------------------------
                                         Name:   Charles A. Donabedian
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ RICHARD D. KINDER
                                            ---------------------------------
                                         Name:   Richard D. Kinder
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ RONALD L. KUEHN, JR.
                                            ---------------------------------
                                         Name:   Ronald L. Kuehn, Jr.
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendment thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ ARTHUR LINDENAUER
                                            ---------------------------------
                                         Name:   Arthur Lindenauer
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ PAUL B. LOYD, JR.
                                            ---------------------------------
                                         Name:   Paul B. Loyd, Jr.
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ MARTIN B. MCNAMARA
                                            ---------------------------------
                                         Name:   Martin B. McNamara
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ ROBERTO MONTI
                                            ---------------------------------
                                         Name:   Roberto Monti
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ RICHARD A. PATTAROZZI
                                            ---------------------------------
                                         Name:   Richard A. Pattarozzi
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ ALAIN ROGER
                                            ---------------------------------
                                         Name:   Alain Roger
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");


          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ KRISTIAN SIEM
                                            ---------------------------------
                                         Name:   Kristian Siem
                                              -------------------------------

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, an Annual Report of Form 10-K for the fiscal year ended December 31, 2000 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form 10-K") and one or more registration statements on Form S-8 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Long-Term Incentive Plan and the Employee Stock Purchase Plan of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February, 2001.



                                         By: /s/ IAN C. STRACHAN
                                            ---------------------------------
                                         Name:   Ian C. Strachan
                                              -------------------------------